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                                  EXHIBIT 23.2

                         CONSENT OF ARTHUR ANDERSEN LLP
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                                                                    EXHIBIT 23.2

               [LETTERHEAD OF ARTHUR ANDERSEN LLP APPEARS HERE]





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this registration statement.



/s/ARTHUR ANDERSEN LLP






Atlanta, Georgia
August 31, 1999